SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):    March 22, 2010

CROSS CANYON ENERGY CORP.

(Exact Name of Registrant as Specified in its Charter)

Nevada State of Incorporation	000-51710 Commission File Number	56-2458730 IRS Employer I.D. Number

6630 Cypresswood Drive, Suite 200 Spring, Texas 77379
Address of principal executive offices

Registrant’s telephone number: (832) 559-6060

__________________________________________________
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.  below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.03	Bankruptcy or Receivership.

On March 11, 2010, the Amended Prepackaged Plan of Reorganization Pursuant to Chapter 11 of the United States Bankruptcy Code (the “Plan”) of Cross Canyon Energy Corp. (the “Company”) was confirmed by the United States Bankruptcy Court for the Southern District of Texas, Houston Division in the previously disclosed Chapter 11 case styled In re: Cross Canyon Energy Corp., Debtor, Case No. 10-30747.

As confirmed, the Plan provides for the prepetition senior secured lender to receive debt, in the form of a new senior secured credit facility in the amount of $10 million, and equity, consisting of senior preferred stock and 95% of the common stock, of the reorganized company.  Under the Plan, all shares of common stock, stock options and warrants issued by the Company prior to the Chapter 11 filing were cancelled on March 22, 2010, the effective date of the Plan.  The reorganized entity will issue 2.4 million shares of common stock of which, holders of the Company’s common stock as of March 22, 2010 will receive, in the aggregate, five percent (5%).  The Plan further provides that the sole holder of the Company’s outstanding preferred stock will receive shares of junior preferred stock in the reorganized company.

As part of the Plan, the reorganized entity converted from a Nevada corporation to a Delaware corporation. The Company emerged from protection under Chapter 11 of the U.S. Bankruptcy Code on March 22, 2010 as a privately-held company.

Item 8.01	Other Events

In conjunction with its emergence from bankruptcy, the Company intends to promptly file a Form 15 with the Securities and Exchange Commission (the “SEC”) to deregister its common stock under Section 12(g) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and suspend the Company’s reporting obligations under Sections 13(a) and 15(d) of the Exchange Act. Upon the filing of the Form 15, the Company’s obligation to file periodic and current reports with the SEC, including Forms 10-K, 10-Q and 8-K, will be immediately suspended. The Company is eligible to file Form 15 because its common stock is held of record by less than 300 persons.

In addition, effective March 23, 2010 the Company’s common stock will no longer be eligible for quotation on the OTC Bulletin Board.

On March 23, 2010, the Company issued a press release announcing its successful consummation of the Plan. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits.

Exhibits. The following exhibits are filed herewith:

Exhibit No.	Description

99.1	Press Release, dated March 23, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  March 23, 2010

CROSS CANYON ENERGY CORP.

By:	/s/ Carl A. Chase
Carl A. Chase
Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Press Release, dated March 23, 2010